UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

April 21, 2005

Date of Report (Date of earliest event reported)

E.PIPHANY, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-27183	77-0443392
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

475 Concar Drive, San Mateo, California 94402

(Address of principal executive offices, including zip code)

(650) 356-3800

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition

On April 21, 2005, E.piphany, Inc. issued a press release announcing results for the quarter ended March 31, 2005. A copy of the press release is attached as Exhibit 99.1 to this current report on Form 8-K and is incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits

(c)	Exhibits.

99.1	Press Release issued by E.piphany, Inc., dated April 21, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

E.PIPHANY, INC.

/s/ Kevin J. Yeaman
Kevin J. Yeaman
Chief Financial Officer

Date: April 21, 2005

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release issued by E.piphany, Inc., dated April 21, 2005